Supplement Dated October 24, 2016

To

Prospectuses Dated May 2, 2016

This supplement is intended for distribution with prospectuses dated May 2, 2016, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL 2014	Survivorship Variable Universal Life
Corporate VUL	Majestic VULX
Protection VUL 2012	Majestic Survivorship VULX
Simplified Life	Majestic VCOLIX

Portfolio Mergers

Effective after the close of business on October 21, 2016, the portfolios of John Hancock Variable Insurance Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Variable Insurance Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios
Franklin Templeton Founding Allocation	Lifestyle Growth PS
International Core	International Value
U.S. Equity	500 Index B

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after October 21, 2016. Any reference in your product prospectus to the Acquired Portfolios should be replaced with the names of the corresponding Acquiring Portfolio.

Portfolio Addition

Effective October 24, 2016, the list of investment accounts on the first page of the prospectus is updated to reflect the addition of the Lifestyle Growth PS portfolio to your policy, which invests in the corresponding portfolio of the John Hancock Variable Insurance Trust.

We add the following disclosure to the Portfolio Annual Expenses.

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses*	Total Annual Fund Operating Expenses
Lifestyle Growth PS	0.04%	0.00%	0.02%	0.55%	0.61%

*	Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in the funds (each an “Acquired Fund”) of underlying investment companies. The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratios of expenses to average net assets shown in the Financial Highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.

We add the following disclosure to the Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth PS	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to achieve long-term growth of capital. Current income is also a consideration.

Portfolio Subadviser Changes:

We amend the Table of Investment Options and Investment Subadvisers to reflect the following:

•	Active Bond will be subadvised by John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited. Declaration Management & Research, LLC will no longer be a subadviser to the Active Bond portfolio.

•	Total Bond Market B will be subadvised by John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited. Declaration Management & Research, LLC will no longer be the subadviser to the Total Bond Market B portfolio.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-141692	333-179570	333-141693	333-153253
333-148991	333-193994	333-148992	333-179571
333-151630	333-194818	333-151631	333-193995
333-153252	333-152409	333-152408	333-194819

VLI ProdSupp VL1 10/2016

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